Exhibit 10.3
                                                                    ------------

                          SECURITIES CLEARING AGREEMENT
                                     (GSCS)


         AGREEMENT, dated as of August 15, 2002, between Maxcor Financial Inc. ("Customer") and The Bank of New York ("Bank").

         WHEREAS, Customer has requested Bank to act as its clearing agent for the purpose of receiving and delivering securities, either in definitive form, through a securities depository or clearing agency or through the Federal Reserve/Treasury Book-Entry System in furtherance of Customer's business as a broker/dealer of securities; and

         WHEREAS, to induce Bank to act as clearing agent for Customer, Customer is willing to enter into this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

                              W I T N E S S E T H :

                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings set forth below:

         1. "ACCOUNT" shall mean the clearing account(s) established and maintained in the name of Customer from time to time and any related account established and maintained by Bank for internal purposes in connection therewith.

         2. "AUTHORIZED PERSON" shall mean any person duly authorized by Customer to give Bank Instructions on behalf of Customer, such persons to be designated in a certificate signed by the Chief Operating Officer or Chief Financial Officer of Customer.

         3. "BOOK-ENTRY SYSTEM" shall mean the Federal Reserve/Treasury Book-Entry System for receiving and delivering securities maintained therein, its successors and nominees.

         4. "BULK INPUT INSTRUCTIONS" shall mean instructions received by Bank via bulk input computer tape or electronic file.

         5. "BUSINESS DAY" shall mean any day on which Bank and either FRBNY or the relevant Depository (as necessary for the particular transaction involved) is open for business.

         6. "COMPUTER TO COMPUTER INSTRUCTIONS" shall mean instructions received by Bank in such data format as is specified in Bank's computer to computer communication process specifications (as such specifications may be amended from time to time).

         7. "DEFINITIVE SECURITIES" shall mean Securities sold in the United States which are evidenced by physical certificates and whose transfer is effected by "street" delivery.

         8. "DEPOSITORY" shall mean any clearing agency or securities depository in the United States (including but not limited to The Depository Trust Company) registered with the Securities and Exchange Commission or otherwise authorized pursuant to applicable law to act as a securities depository or clearing agency.

         9. "DEPOSITORY SECURITIES" shall mean Securities other than FRB Securities which are cleared through or held by a Depository.

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         10.   "DESEGREGATION INSTRUCTIONS" shall mean Instructions pursuant to which Bank is requested to transfer Securities or cash balances from a Segregated Account to the Account.

         11. "FRB SECURITIES" shall mean Securities maintained in the Book-Entry System.

         12.   "FRBNY" shall mean the Federal Reserve Bank of New York.

         13. "GSCS" shall mean Government Securities Clearance System for receiving and delivering Securities and accessing reports pursuant to this Agreement.

         14. "INSTRUCTIONS" shall mean Bulk Input Instructions, Computer to Computer Instructions, Oral Instructions, Remote Clearance Instructions or Written Instructions.

         15. "MARKET VALUE" shall mean the amount as calculated by Bank as the market value of each Security based on the most recent closing bid price of such Security, plus accrued interest thereon, as made available to Bank usually the next Business Day by a pricing information service which Bank uses generally for pricing Securities.

         16.   "ORAL INSTRUCTIONS" shall mean verbal instructions.

         17. "REMOTE CLEARANCE INSTRUCTIONS" shall mean instructions received by Bank via remote terminal located at Customer's premises linked to Bank's securities processing systems.

         18. "SECURITIES" shall mean FRB Securities, Depository Securities and Definitive Securities.

         19. "SEGREGATED ACCOUNT" shall mean an account or subaccount (other than the Account) established and maintained by Bank in the name of Customer pursuant to the provisions of this Agreement.

         20. "SEGREGATION INSTRUCTIONS" shall mean Instructions pursuant to which Bank is requested to transfer Securities or cash balances from the Account to a Segregated Account.

         21. "WRITTEN INSTRUCTIONS" shall mean instructions in writing, including facsimile transmissions and electronic transmissions though GSCS or through any other on-line communication system provided by Bank.

         All references to time in this Agreement (including any Schedule) shall mean the time in effect in New York on the relevant day.

                                   ARTICLE II
                                 CLEARING AGENCY

         Section 2.01. Appointment of Clearing Agent; Use of Agents. Customer hereby appoints Bank as its clearing agent for the purpose of accepting receipt and making delivery of Securities. Bank hereby accepts such appointment and shall act as Customer's clearing agent for the types of Securities as are mutually agreed from time to time, all of which arrangements shall be subject to the terms hereof. Bank is authorized and directed to use, to the extent possible, the Book-Entry System and any Depository in connection with its performance hereunder. Securities and cash deposited by Bank therein shall be held subject to the rules, regulations, operating procedures and custody arrangements thereof.

         Section 2.02. Clearing Account. Bank shall establish and maintain the Account in which it will hold on behalf of Customer Securities and monies incidental to clearing Securities. Bank shall maintain accurate records with respect to each transaction cleared through the Account, and is hereby authorized to make appropriate debit and credit entries of Securities and monies in the Account to effect the execution of each Instruction of Customer for the receipt or delivery of Securities.

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         Section 2.03.  Delivery and Payment Risk. (a) Customer understands that when Bank is instructed to deliver Definitive Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Customer assumes all responsibility and liability for all credit risks associated with Bank's delivery of Definitive Securities pursuant to Instructions of an Authorized Person, which responsibility and liability shall continue until final payment in full has been received by Bank.

         (b) Bank may, as a matter of bookkeeping convenience, credit the Account with the proceeds from the sale, redemption or other disposition of Securities prior to its actual receipt of final payment therefor and Customer agrees that such bookkeeping credits may also be reflected on its books, and otherwise, as "immediately available" or "same day" funds or by some other characterization. Notwithstanding any such credit or characterization, all such credits shall be conditional upon Bank's actual receipt of final payment and may be reversed by Bank to the extent that final payment is not received. If Bank, in its sole discretion, permits Customer to use funds credited to the Account prior to receipt by Bank of final payment thereof, Customer shall nonetheless continue to bear the risk of, and liability for, Bank's nonreceipt of final payment in full, and to the extent that final payment in full for any Securities delivered on any Business Day is not received by Bank by the close of business on such day, Customer shall immediately upon demand reimburse Bank for the amount so used in anticipation of final payment, plus interest thereon from and including the Business Day such final payment should have been received until such amount is repaid in full at a rate per annum equal to (i) prior to demand and for up to twenty-four (24) hours immediately following Customer's receipt of demand, as determined in accordance with Section 3.03(a) hereof, and (ii) beginning twenty-four (24) hours after demand, Bank's prime commercial lending rate as publicly announced by Bank to be in effect from time to time, such rate to be adjusted on the effective date of any change in such prime commercial lending rate. The rights of Bank and the obligations of Customer under this
Section 2.03(b) are absolute and unconditional whether or not Bank would be entitled to indemnification pursuant to Section 4.05 hereof.

         (c) For all purposes of this Agreement, payment with respect to a transaction will not be "final" until Bank shall have received immediately available funds which pursuant to Article 4A of the New York Uniform Commercial Code ("UCC") and Part B of Regulation J of the Board of Governors of the Federal Reserve System ("Regulation J") are irreversible, which are not subject to any security interest, levy or other encumbrance, and which are specifically applicable, or deemed by Bank to be specifically applicable, to such transaction. A debit by Bank to any other account of Customer maintained by Bank or to an account of any third party to whom or for whose account Securities have been delivered shall not constitute final payment to the extent that such debit creates an overdraft or does not otherwise result in the receipt by Bank of immediately available, irreversible and unencumbered funds.

         Section 2.04. Segregation Accounts; Segregation and Desegregation Instructions. (a) Upon Customer's request and execution and delivery to Bank of such agreements as Bank shall require, Bank shall establish and maintain for and in the name of Customer one or more Segregated Accounts for the purpose of segregating fully paid for Securities of customers of Customer, Securities subject to repurchase agreements, and for other purposes acceptable to Bank. Subject to Bank's rights under Article III, Customer shall be entitled to deliver to Bank a Segregation Instruction to transfer fully paid for Securities and freely available cash balances into a Segregated Account. Each such Segregation Instruction shall set forth (i) the specific issue of each Security including CUSIP number (or other securities identification number acceptable to Bank, if any), (ii) the Segregated Account into which such Security is to be transferred, and (iii) the aggregate number of units of such Security to be so transferred. Customer acknowledges and agrees that its issuance to Bank of a Segregation Instruction and Bank's compliance therewith shall constitute the sole means by which Customer shall identify to Bank any Securities as fully paid for Securities of Customer's customers or Securities subject to repurchase agreements or other purposes acceptable to Bank. Bank will not have, and will not assert, any claim or lien against Securities held in a Segregated Account nor will Bank grant any third party, including any Federal Reserve Bank, any interest in such Securities.

         (b) Customer shall be entitled to deliver to Bank a Desegregation Instruction to transfer Securities from a Segregated Account to the Account. Each Desegregation Instruction shall set forth (i) the specific issue of each Security including CUSIP number (or other securities identification number acceptable to Bank, if any), (ii) an instruction to transfer each such Security

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Security to the Account, and (iii) the aggregate number of units of such
Security to be so transferred. Customer's delivery of a Desegregation Instruction shall constitute a representation and warranty by Customer to and for the benefit of Bank that Customer is authorized to issue such Desegregation Instruction and by so doing to transfer and pledge to Bank the full value of any and all such Securities. Customer acknowledges and agrees that upon delivery of Securities to the Account pursuant to a Desegregation Instruction, any and all claims to such Securities by any third party, including without limitation, claims of or by customers or counterparties of Customer, are discharged, extinguished, released and terminated.

         (c) On any Business Day that Bank receives Segregation and/or Desegregation Instructions from Customer, Bank shall issue to Customer an electronic notification of each Security held in the appropriate Segregated Account as of the close of such Business Day. Customer shall notify Bank within twenty-four (24) hours of any material discrepancy between any electronic notification issued by Bank to Customer hereunder and Customer's record of Segregated Account positions.

         (d) Nothing in this Agreement shall create or give rise to, or be interpreted or construed as creating or giving rise to, any contractual, bailment, agency, fiduciary, or relationship of any nature whatsoever between Bank and any non-party to this Agreement, including without limitation, customers or counterparties of Customer.

         Section 2.05. Clearance Instructions. As mutually agreed, an Authorized Person shall give Bank Instructions to direct it to receive, deliver or transfer Securities. It is Customer's obligation and responsibility to deliver all such Instructions in accordance with the procedures, practices and operational guidelines prescribed by Bank (and provided to Customer) from time to time as to information required, manner of delivery, timeliness of delivery and otherwise.

         Section 2.06. Effectiveness of Instructions. Bank shall receive and deliver Securities in and out of Customer's' Account in accordance with Instructions from an Authorized Person. No such Instruction shall be effective unless received by Bank. Bank will attempt to execute any Instruction received after any deadline established by Bank and advised to Customer only if it is received by Bank in sufficient time for Bank to be able to act thereon without any obligation to do so or any representation or warranty as to Bank's ability to do so. Bank shall conclusively presume that all Instructions (other than Oral and Written Instructions) received by it have been duly authorized and delivered and is hereby irrevocably authorized and directed to act in accordance therewith. Bank shall be entitled to rely upon any Oral Instructions or Written Instructions received by it and reasonably believed to have been given by an Authorized Person. Customer agrees to forward to Bank Written Instructions confirming Oral Instructions by the close of the same Business Day that such Oral Instructions are given to Bank. Instructions may be revoked or amended only by subsequent Oral or Written Instructions, provided that they are received by Bank in sufficient time for it to act thereon under the circumstances. Customer agrees that the fact that Written Instructions confirming Oral Instructions are not received, or that subsequent contrary Instructions are received by Bank shall in no way affect the validity or enforceability of any transactions authorized by Customer and effected by Bank in accordance with this Agreement. Bank shall not be liable for failures to execute, or "DKs", due to incorrect, incomplete, conflicting or untimely Instructions or any other failure by Customer to comply with the requirements prescribed by Bank from time to time. Notwithstanding the foregoing, Bank will make a good faith effort to advise Customer of any incorrect, incomplete or conflicting Instructions or any such other failure by Customer of which Bank is aware.

         Section 2.07. Settlements. (a) Transactions in FRB Securities and Depository Securities will settle in accordance with the rules, procedures and policies of the Book-Entry System or applicable Depository. Transactions in Definitive Securities shall be settled in accordance with accepted industry practices and the standard settlement timeframes for trades in the particular Definitive Securities in the relevant markets. All Definitive Securities cleared through Bank must be in good deliverable form.

         (b) In order for Bank to complete same-day settlements, Bank must receive Instructions from an Authorized Person in accordance with the time frames established by Bank as set forth in Schedule I. Except as expressly provided in Schedule I, Bank shall have no obligation to perform same-day settlements.

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         Section 2.08.  Same-Day Turnaround Guarantee. (a) Whenever Bank has
received proper and timely Instructions from an Authorized Person both to accept delivery of the types of Securities identified on Schedule II and to make delivery of those same Securities, both transactions to settle on the same Business Day, Bank guarantees to tender for delivery such Securities on such Business Day, subject to the following provisions and the conditions set forth on Schedule II.

         (b) In the event Bank fails to complete a same-day turnaround transaction on any Security after receiving proper and timely Instructions from an Authorized Person as provided hereunder, Bank's sole liability to Customer shall be to make an interest free overnight loan to Customer if as a result of such failure it is necessary for Customer to finance overnight such Security. For all purposes other than the overnight rate of interest, such loan shall be subject to the provisions of Article III. Bank shall incur no other liability to Customer nor to any non-party to this Agreement as a result of its failure to complete a guaranteed same-day turnaround. The provisions of this Section 2.08(b) shall not be construed to limit or otherwise diminish Bank's liability to Customer pursuant to Section 4.07 hereof.

         (c) Except as expressly provided in Schedule II, Bank shall not be liable for its failure to complete a same-day turnaround.

         Section 2.09. Fees. (a) For its services hereunder, Customer agrees to pay Bank the fees and charges set forth on a Fee Schedule attached hereto and made a part hereof. Such fees or charges may be amended or supplemented by Bank from time to time upon thirty days prior written notice to Customer, provided, however, that if Customer objects to such fee change and, pursuant to Section 4.11, gives Bank written notice of termination of this Agreement within the 30-day period prior to the effective date of such change, the fee change shall not go into effect and this Agreement shall continue at the existing fee rate until the effective date of termination. Bank is hereby authorized to deduct the fees and charges payable hereunder from the cash balances in the Account. Bank shall generally debit the Account in arrears on the fifteenth day (or next succeeding Business Day) of each month for fees incurred during the prior month, although Bank reserves the right to debit the Account or to demand payment simultaneously with clearing any Securities.

         (b) It is understood and agreed that Bank shall invoice the Government Securities Clearance Corporation ("GSCC") for any fees incurred by Customer hereunder in connection with Book-Entry System transactions (other than transactions in agency Securities for which Customer shall be charged directly), provided, however, that Customer shall remain liable to Bank for any such fees that are not paid by GSCC.

         Section 2.10. Third Party Claims. In the event a claim is made against Bank for interest, penalty or any other amount in accordance with the rules or regulations of FRBNY, any Depository or any regulatory authority on account of any action or inaction by Customer and Bank determines such claim is justified under applicable laws, rules or regulations, Bank shall promptly inform Customer of such claim. In the event Customer does not settle the claim or pay Bank such amount within two Business Days after notification of the claim, Bank is authorized to debit the Account in the amount of such claim, provided that Bank is required to remit such amount pursuant to such rules or regulations.

         Section 2.11. Customer Training; Equipment. (a) Any computer (or other remote terminal) and transmission line utilized by Customer in connection with this Agreement shall be provided at Customer's expense and must be fully compatible with GSCS. Customer assumes all responsibility for maintenance of such terminals and transmission lines and, except as otherwise set forth in this Agreement, assumes all liability resulting from any interruption of its ability to deliver Computer to Computer or Remote Clearance Instructions due to any problem associated with the terminal or transmission line not caused by GSCS.

         (b) If Bulk Input Instructions are to be delivered by bulk input computer tape, it must be on computer tape fully compatible with GSCS. Two separately run original tapes, not merely duplicate tapes, must be delivered to Bank. Bank will promptly advise an Authorized Person if for any reason Bank is unable to input such Bulk Input Instructions into GSCS.

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         Section 2.12.  Reports. Bank will provide to Customer or make available to Customer through GSCS, the reports set forth, and on the frequency described, in the GSCS user manual(s) or other GSCS documentation provided by Bank to Customer from time to time, provided, however, that such reports shall at a minimum include daily transaction journal reports and other daily reconciliation reports.

                                   ARTICLE III
                             FINANCING ARRANGEMENTS

         Section 3.01. Fail Financing. Subject to the terms of this Agreement, Bank hereby agrees to make loans to Customer for the purpose of financing failed deliveries of Securities (each, a "Fail Financing Loan"). Each Fail Financing Loan shall be in a principal amount not to exceed the Market Value of the Securities financed thereby and shall be due and payable by 10:00 a.m. on the next Business Day after the making thereof. In the event that Bank shall have extended credit to Customer in receiving Securities on its behalf in an amount greater than the Market Value of the Securities financed hereunder, Customer agrees as a condition to obtaining such Fail Financing Loan to promptly pay Bank an amount equal to the difference between the credit so extended and the Market Value of such Securities or provide Bank with additional collateral acceptable to Bank. For purposes of this Section 3.01, "DKs" shall not be deemed to be failed deliveries, and the financing of "DKs" shall be governed by the provisions of Section 3.02 below. Notwithstanding any of the foregoing, Bank reserves the right, in good faith and upon notice to Customer, not to make Fail Financing Loans secured by certain types of Securities.

         Section 3.02. Position Financing. With the prior agreement of Bank to provide a credit facility to Customer, Bank may make loans to Customer to finance its position in Securities (each, a "Position Financing Loan"). Each Position Financing Loan shall be in a principal amount not to exceed the Collateral Value thereof (as defined below), and shall be due and payable by 10:00 a.m. on the next Business Day after the making thereof. Customer shall conduct its business in such a way that the aggregate principal amount outstanding of all Position Financing Loans shall not exceed the amount set forth on Schedule III. Although Bank may in its sole discretion make Position Financing Loans from time to time exceeding such aggregate principal amount as an accommodation to Customer, Customer shall in no event rely upon Bank to do so. In the event the principal amount of a Position Financing Loan exceeds the Collateral Value thereof, Customer agrees as a condition to obtaining such Position Financing Loan to promptly pay Bank an amount equal to the difference between such Position Financing Loan and the Collateral Value thereof or provide Bank with additional collateral acceptable to Bank. Schedule III may be amended or supplemented by Bank from time to time in its sole discretion, in good faith, by delivery to Customer of a revised Schedule III, and any such amendment or supplement shall be effective upon receipt by Customer (unless otherwise stated therein), except with respect to outstanding financed positions for which the change shall be effective five (5) days following such receipt. For purposes hereof, the "Collateral Value" of a Position Financing Loan shall mean the Market Value of the Securities financed thereby minus the applicable Margin Percent of the Market Value thereof (as set forth on Schedule III).

         Section 3.03. Interest. Customer agrees to pay Bank interest as follows:

         (a) Rate Determination. Fail Financing Loans, Position Financing Loans and any other loans or extensions of credit arising hereunder or in connection with clearing Securities (collectively, "Loans") shall bear interest at the rate set by Bank in light of money market conditions, availability of funds and amount required, such rate not to exceed Bank's prime commercial lending rate, as may be adjusted by Bank from time to time, to be made available and advised to Customer in advance of any such Loan to Customer. If Bank makes Position Financing Loans available to Customer, Fail Financing Loans shall generally bear interest at the same rate, although Bank reserves the right to set a different rate in light of money market conditions and availability of funds as it deems necessary.

         (b) Payment of Interest. Customer agrees to pay Bank interest monthly in arrears, which amount Bank is authorized to debit from the cash balances in the Account; however, Bank reserves the right, upon notice to Customer, to charge interest daily in arrears.

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         Section 3.04.  Collateral Security. As security for the repayment of
Loans and for the payment of interest thereon and all other Customer obligations to Bank arising hereunder or pursuant to any other extensions of credit by Bank to Customer, Customer hereby grants Bank a security interest in any and all Securities which may now or hereafter be held in the Account, any and all cash balances now or hereafter deposited in the Account and such other collateral pledged to Bank by Customer pursuant to Sections 3.01 or 3.02 hereof, as shall be satisfactory to Bank (collectively, the "Collateral"). Bank shall be entitled to its rights as a pledgee under common law and as a secured party under Articles 8 and 9 of the New York Uniform Commercial Code and any and all other applicable laws and/or regulations as then in effect with respect to the Collateral. Notwithstanding the interest of any other party in the Collateral, whether arising from transactions with Customer in Securities or from any other circumstances, Bank shall have a first and prior lien on the Collateral. Customer hereby grants Bank the right to foreclose upon and liquidate the Collateral upon the occurrence of an Event of Default (as defined in Article
IV). The transfer of any Security from the Account to any Segregated Account or other account on Bank's books (whether or not such account is in Customer's name) pursuant to Instructions shall be conditional and such Security shall be deemed to be held in the Account for all purposes hereunder and subject to the security interest in favor of Bank until Bank determines it has no loans, overdrafts or losses on its books for Customer (or until Bank has received satisfactory collateral for all such loans, overdrafts or losses), all money payments are final and irreversible pursuant to Article 4A of the UCC and Regulation J, and Bank approves such transfer by making appropriate entries evidencing such approval promptly on Bank's books and records. The Bank making such entries on its books and records shall constitute the sole means by which such approval shall be given and such transfer shall become effective.

         Section 3.05. Security Agreement. To further assure Bank of its rights to the Collateral under this Article III and secure repayment of Customer's obligations to Bank, Customer agrees to execute and deliver to Bank a Security Agreement in form and substance attached hereto as Exhibit I (the "Security Agreement").

                                   ARTICLE IV
                               GENERAL CONDITIONS

         Section 4.01. Representations and Warranties of Customer. Customer hereby represents and warrants to Bank, which representations and warranties shall be deemed to be continuing and to be reaffirmed upon the delivery to Bank of any Instructions by an Authorized Person under Article II:

         (a) Organization. Customer is duly organized and existing under the laws of the jurisdiction of its organization, with full power and authority to carry on its business as now conducted, to enter into this Agreement and the Security Agreement and to perform its obligations hereunder and thereunder;

         (b) Binding Obligations. This Agreement and the Security Agreement have been duly authorized, executed and delivered by Customer in accordance with all requisite corporate action and constitute valid and legally binding obligations of Customer, enforceable in accordance with their respective terms;

         (c) Compliance with Laws. Customer is conducting its business in compliance with all applicable laws and regulations, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as currently conducted; there is no statute, regulation, rule, order or judgment binding on Customer and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on Customer or affecting its property which would prohibit the execution or performance by Customer, in any material respect, of this Agreement or the Security Agreement;

         (d) Security Interest. Customer owns the Securities in the Account free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in the Account are owned beneficially by others, Customer has the right to pledge such Securities to the extent financed by Bank hereunder, free of any right of redemption or prior claim by the beneficial owner; Bank's security interest in the Collateral shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute or regulation) and Customer shall take any and all additional steps which Bank requires to assure itself of such priority and status, including notifying third parties or

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obtaining their consent to, Bank's security interest; no Securities in the
Account are "securities carried for the account of any customer" within the meaning of Rules 8c-1 or 15c2-1 of the Securities Exchange Act of 1934, as amended;

         (e) Conduct of Business. Customer is conducting its business in all material respects as required by applicable laws, rules or regulations to which it is subject and has established and presently maintains audit and compliance policies and procedures reasonably designed to prevent Customer from incurring unreasonable or unwarranted risks or speculative exposures in light of its capital base; and

         (f) Financial Position. The annual and interim balance sheets and income statements of Customer ("Financial Statements") heretofore delivered to Bank, which are the most recent available, are to the best of Customer's knowledge and belief, true and correct in all material respects, fairly present the financial position of Customer as of their dates and have been prepared in accordance with generally accepted accounting principles consistently applied; there has been no material adverse change in the financial position or business operations of Customer since the date of the most recent audited Financial Statements.

         Section 4.02. Covenants of Customer. Customer covenants with Bank as follows:

         (a) Delivery of Financial Statements. Customer shall deliver to Bank promptly as they become available the annual, audited Financial Statements of Customer, unaudited interim Financial Statements on a quarterly basis, and any other financial statements which Bank shall reasonably request;

         (b) Material Adverse Change. Customer shall notify Bank promptly of any material adverse change in its financial position or business, since the date of the most recent audited Financial Statements;

         (c) Inspection. Customer shall allow Bank from time to time to visit its offices, inspect its books and records and discuss Customer's business with its management and senior officers, during business hours with reasonable prior notice;

         (d) No Actions in Violation of Law. Customer shall not use the services provided by Bank hereunder in any manner that is in violation of or will result in the violation of any law, rule or regulation (including but not limited to, those of any self-regulatory organization) applicable to Customer or Bank;

         (e) Customer Confirmations. Customer understands and agrees any and all Securities of customers of Customer held by Bank in connection with this Agreement, must be segregated pursuant to Section 2.04 and Customer shall not issue any confirmation to any third party with respect to any such Security unless and until such Security has been transferred to a Segregated Account in accordance with this Agreement; and

         (f) Federal Reserve Form U-1. In the event that Bank makes an extension of credit to Customer hereunder that is secured by margin stock, Customer agrees, upon Bank's request, to execute and deliver a properly completed Federal Reserve Form U-1 (i.e., Statement of Purpose for an Extension of Credit Secured by Margin Stock) to Bank.

         Section 4.03. Representations and Warranties of Bank. Bank hereby represents and warrants to Customer, which representations and warranties shall be deemed to be continuing and to be reaffirmed in connection with Bank's execution of Customer's Instructions hereunder that:

         (a) Organization. Bank is duly organized and existing under the laws of the jurisdiction of its organization, with full power and authority to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

         (b) Binding Obligations. This Agreement has been duly authorized, executed and delivered by Bank in accordance with all requisite corporate action and constitutes valid and legally binding obligations of Bank, enforceable in accordance with their respective terms;

                              Page 98 of 117 Pages
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         (c)   Compliance with Laws. Bank is conducting its business in all material respects as required by all applicable laws and regulations to which it is subject, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as currently conducted; there is no statute, regulation, rule, order or judgement binding on Bank and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on Bank or affecting its property which would prohibit the execution or performance by Bank of this Agreement.

         Section 4.04. Covenants of Bank. Bank covenants with Customer as follows:

         (a) Safekeeping. Bank will be responsible for the safekeeping of all Securities received in the Account pursuant to this Agreement and for maintaining accurate records with respect thereto; and

         (b) No Actions in Violation of Law. Bank shall not use GSCS in any manner that is in violation of or will result in the violation of any law, rule or regulation (including but not limited to, those of any self-regulatory organization) applicable to Customer or Bank.

         Section 4.05. Events of Default. Bank shall have the right to terminate this Agreement, to demand repayment of any Loans and other amounts owing hereunder and to liquidate any Collateral, in each case following the occurrence of any of the following events (each, an "Event of Default");

         (i) The commencement of a voluntary case or other voluntary proceeding seeking liquidation, reorganization or other similar relief with respect to Customer or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for Customer or Customer's property;

         (ii) The commencement of an involuntary case or other involuntary proceeding seeking liquidation, reorganization or other similar relief with respect to Customer or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a receiver, trustee, liquidator, conservator, administrator, custodian or other similar official for Customer or Customer's property and such case or proceeding continues undismissed for five (5) days;

         (iii) The failure to pay, when due and payable, the principal amount of any Loan or the failure to pay, when due and payable, any additional amount owing under Sections 3.01 or 3.02;

         (iv) The failure to pay within two (2) Business Days after the same shall become due and payable the interest on any Loan or any other amount owing hereunder;

         (v) The failure to comply with any other provision of this Agreement, which failure shall continue for thirty (30) days after receipt by Customer of a written notice specifying the nature of such failure; or

         (vi)  Any default under the Security Agreement.

         Section 4.06. Effectiveness of Agreement. This Agreement shall become effective upon the delivery to Bank of the following in form satisfactory to
Bank:

         (a) Agreements. Duly executed originals of this Agreement and the Security Agreement, together with such officer's certificates and opinions of counsel as to corporate action and the matters set forth in Section 4.01 as Bank shall request;

         (b) Financial Statements. The most recent audited and interim unaudited Financial Statements of Customer; and

                              Page 99 of 117 Pages

         (c) Certificate of Authorized Persons. Certificate, executed by the Chief Operating Officer or Chief Financial Officer, identifying the Authorized Persons who may give Bank Instructions hereunder.

         Section 4.07. Standard of Care; Indemnification. (a) It is expressly understood and agreed that in exercising its rights and performing its obligations hereunder, Bank owes no fiduciary duty to Customer. Bank shall not be liable for any costs, expenses, damages, liabilities or claims, including attorney's and accountant's fees (collectively, "Losses") incurred by Customer, except those Losses arising out of the gross negligence or willful misconduct of Bank. Bank shall not be liable for any Losses sustained or incurred by reason of any action or inaction by FRBNY, any Depository, or any of their respective successors or nominees; it being understood that with respect to any such Losses, Bank shall take all reasonable steps to recover such Losses from such third parties, and Bank's sole responsibility and liability to Customer shall be limited to amounts so received from such third parties (exclusive of costs and expenses incurred by Bank). In no event will Bank be liable to Customer or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action.

         (b) Customer agrees to indemnify Bank and hold it harmless against any and all Losses, sustained or incurred by, or which may be asserted against, Bank as a result of its operating hereunder, including reasonable fees and expenses of counsel incurred by Bank in a successful defense of claims by Customer, excepting only those Losses arising from Bank's gross negligence or willful misconduct. This indemnity shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement or Bank ceasing to clear Securities hereunder. Upon written demand from Bank, Customer agrees to pay promptly amounts owing under this indemnity free and clear of any right of offset, counterclaim or other deduction asserted by Customer. Bank's determination of amounts owing hereunder shall be binding, absent manifest error. Customer shall be entitled to an accounting for any amounts owing hereunder, but this shall not affect Customer's obligation to pay such amounts promptly on demand.

         Section 4.08. Limitation of Liability. Without limiting the generality of the foregoing, Bank shall be under no duty or obligation to inquire into, and shall not be liable for, the validity of any Securities received, delivered or held by it hereunder, the legality of their purchase or sale, or the propriety of the amount paid or received upon purchase or sale.

         Section 4.09. No Obligation to Extend Credit. Notwithstanding the fact that Bank from time to time, and whether or not as a regular pattern, makes Loans to Customer or makes funds available to Customer in anticipation of final payment for Securities delivered, Bank may at any time decline to continue or re-extend any such Loan or credit, or any other credit, if Bank in its sole discretion, in good faith, deems any of such obligations to be insecure, or the risk of non-payment or non-performance by Customer to be increased.

         Section 4.10. Force Majeure. Neither party shall be liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act of God; earthquake; fire; flood; war; civil or military disturbance; terrorist attack; sabotage; epidemic; riot; interruption or suspension of any communication or wire facilities or services; loss or malfunction of utilities, transportation, computer (hardware or software) or communications service; accident; labor dispute; act of civil or military authority; governmental action or inability to obtain labor, material, equipment or transportation. If a force majeure event occurs, Bank agrees that for the duration of such event, it will waive the requirement that Oral Instructions be confirmed by Written Instructions if the preparation and delivery of Written Instructions is materially hindered due to such event.

         Section 4.11. Termination. (a) This Agreement may be terminated by either party at any time upon not less than sixty (60) days prior written notice delivered to the other party specifying the date of termination; provided however, that Bank shall be entitled to terminate this Agreement immediately upon notice to Customer if (i) Bank for any reason determines that there is or has been a material adverse change in the financial position of Customer which might expose Bank to potential losses if it continued to act hereunder or that any Loan is insecure or that the risk of non-payment or non-performance of any of Customer's obligations hereunder is increased, or (ii) any representation or warranty made by Customer hereunder is incorrect or misleading in any material respect when made or repeated; and provided further, that Bank shall have the

                              Page 100 of 117 Pages
right to terminate this Agreement immediately upon the occurrence of an Event of Default. Bank agrees to provide subsequent notice to Customer of its exercise of such right.

         (b) Upon termination of this Agreement and provided that all Loans, interest thereon and all other amounts due to Bank under this Agreement are paid in full, Bank shall transfer all Securities and cash balances in the Account as follows:

         (i) if not less than three (3) Business Days prior to the termination date Customer shall have given Bank Written Instructions for the delivery of such Securities and cash balances, then in accordance with such Written Instructions; and

         (ii) if no such Written Instructions have been given by Customer, then on the termination date, with respect to FRB Securities, Depository Securities and Non-U.S. Definitive Securities, Bank may establish a custody account and hold such Securities in escrow for the benefit of and at the expense of Customer, and with respect to U.S. Definitive Securities and cash balances, Bank shall deliver such Definitive Securities and cash balances (which may be by certified or official bank check) to Customer at the address provided below.

         (c) Customer will upon demand reimburse Bank for all shipping and insurance costs associated with the foregoing deliveries of any Definitive Securities.

         Section 4.12. Cumulative Rights and No Waiver. Each and every right granted to Bank and Customer hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         Section 4.13. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 4.14. Tape Recording. Each party understands that the other party may tape record telephone conversations and each party consents to such practice with respect to the other and will so inform its employees.

         Section 4.15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles thereof.

         Section 4.16. Judicial Proceedings. EACH OF CUSTOMER AND BANK HEREBY CONSENTS TO THE JURISDICTION OF A STATE OR FEDERAL COURT SITUATED IN NEW YORK CITY, NEW YORK IN CONNECTION WITH ANY DISPUTE ARISING HEREUNDER AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING, DIRECTLY OR INDIRECTLY, TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN SAID COURTS AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND WAIVES PERSONAL SERVICE UPON IT. EACH OF CUSTOMER AND BANK HEREBY WAIVES ITS RIGHT TO TRAIL BY JURY IN ANY PROCEEDING BROUGHT BY EITHER PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH, THIS AGREEMENT. EACH PARTY CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY HEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

         Section 4.17. Notices. Any notice, demand or other communication hereunder, other than those given pursuant to Article II, shall be delivered in writing and shall be effective upon receipt:

                              Page 101 of 117 Pages

         If to Customer, at

         Maxcor Financial Inc.
         One New York Plaza, 16th Floor
         New York, New York 10292
         Attention:  Steve Vigliotti, Chief Financial Officer

         If to Bank, at

         The Bank of New York
         Broker/Dealer Services
         One Wall Street - 5th Floor
         New York, New York 10286

                              Page 102 of 117 Pages

         With a copy to

         The Bank of New York
         Securities Industry Banking Division
         One Wall Street
         New York, New York 10286

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                       MAXCOR FINANCIAL INC.

                                       By: /s/ STEVEN R. VIGLIOTTI
                                           -------------------------------------
                                       Title:  Chief Financial Officer


                                       THE BANK OF NEW YORK

                                       By: /s/ JOHN VISCI
                                           -------------------------------------
                                               Broker/Dealer Services

                                       Title:  Vice President


                                       By: /s/
                                           -------------------------------------
                                                Securities Industry
                                                 Banking Division

                                       Title:  Vice President

                              Page 103 of 117 Pages

                                   SCHEDULE I

                          TIME DEADLINES FOR RECEIPT OF
                        SAME DAY SETTLEMENT INSTRUCTIONS
                                (FRB SECURITIES)


(A) Bulk Input Instructions: must be received not later than one (1) hour prior to the close of the Book-Entry System on the date of settlement.

(B)      Computer to Computer Instructions: must be received not later than two
(2) minutes prior to the close of the Book-Entry System on the date of settlement.

(C) Oral Instructions: are acceptable only if Written Instruction confirming Oral Instructions are received by 1:00 p.m. on the date of settlement for cash same day settlements.

(D) Remote Clearance Instructions: must be received not later than two (2) minutes prior to the close of the Book-Entry System on the date of settlement.

(E) Remote Job Entry: must be received not later than one (1) hour prior to the close of the Book-Entry System on the date of settlement.

(F) Written Instructions: must be received by 1:00 p.m. on the date of settlement for cash same day settlements.

                              Page 104 of 117 Pages

                                   SCHEDULE I

                          TIME DEADLINES FOR RECEIPT OF
                        SAME DAY SETTLEMENT INSTRUCTIONS
      (MORTGAGE BACKED SECURITIES DIVISION OF THE DEPOSITORY TRUST COMPANY)

(A) Bulk Input Instructions: must be received not later than one (1) hour prior to the close of the Mortgage Backed Securities Division of the Depository Trust Company ("MBS") on the date of settlement.

(B)      Computer to Computer Instructions: must be received not later than two
(2) minutes prior to the close of the MBS on the date of settlement.

(C) Oral Instructions: are acceptable only if Written Instructions confirming Oral Instructions are received by 1:00 p.m. on the date of settlement for cash same day settlements

(D) Remote Clearance Instructions: must be received not later than two (2) minutes prior to the close of the MBS on the date of settlement.

(E) Remote Job Entry: must be received not later than one (1) hour prior to the close of the MBS on the date of settlement.

(F) Written Instructions: must be received by 1:00 p.m. on the date of settlement for cash same day settlements.

                              Page 105 of 117 Pages

                                   SCHEDULE I

                          TIME DEADLINES FOR RECEIPT OF
                        SAME DAY SETTLEMENT INSTRUCTIONS
                          (U.S. DEFINITIVE SECURITIES)


(A) Bulk Input Instructions: must be received not later than 45 minutes prior to the applicable securities delivery deadline.

(B) Computer to Computer Instructions: must be received not later than 45 minutes prior to the applicable securities delivery deadline.

(C) Oral Instructions: are acceptable only if Written Instructions confirming Oral Instructions are received not later than 45 minutes prior to the applicable securities delivery deadline.

(D) Remote Clearance Instructions: must be received not later than 45 minutes prior to the applicable securities delivery deadline.

(E) Remote Job Entry: must be received not later than 45 minutes prior to the applicable securities delivery deadline.

(F) Written Instructions: must be received not later than 45 minutes prior to the applicable securities delivery deadline.

                              Page 106 of 117 Pages

                                   SCHEDULE I

                          TIME DEADLINES FOR RECEIPT OF
                    SAME DAY/NEXT DAY SETTLEMENT INSTRUCTIONS
         (DEPOSITORY TRUST COMPANY SECURITIES OTHER THAN MBS SECURITIES)


(A) Bulk Input Instructions: must be received (i) for same day settlements, not later than 2:00 p.m. on the date of settlement, (ii) for next-day settlement, not later than 4:00 p.m. on the Business Day prior to the date of settlement.

(B) Oral Instructions: are acceptable only if Written Instructions confirming Oral Instructions are received by 1:00 p.m. on the date of settlement for cash same day settlements.

(C) Remote Clearance Instructions: must be received (i) for same day settlements, not later than 1:00 p.m. on the date of settlement, (ii) for next-day settlement, not later than 4:00 p.m. on the Business Day prior to the date of settlement.

(D) Remote Job Entry: must be received (i) for same day settlements, not later than 2:00 p.m. on the date of settlement, (ii) for next-day settlement, not later than 4:00 p.m. on the Business Day prior to the date of settlement.

(E) Written Instructions: must be received (i) for same day settlements, not later than 1:00 p.m. on the date of settlement (ii) for next-day settlement, not later than 4:00 p.m. on the Business Day prior to the date of settlement.

                              Page 107 of 117 Pages

                                   SCHEDULE II

                          SAME-DAY TURNAROUND GUARANTEE
                                (FRB SECURITIES)


         Bank must receive (as determined below) the FRB Securities at least two
(2) minutes prior to the close of FRBNY for FRB Securities to be delivered through the Book-Entry System to accounts outside GSCS. Instructions will be received by Bank and acknowledged by Bank's Communication "Front End" and such instructions will then be sent to the "GSCS Application" to be validated, time stamped and queued for outbound delivery. FRB Securities shall be deemed to have been received by the Account (i) through FRBNY from another participant on the Book-Entry System at the time the transaction message confirming delivery to Bank's account at the Book-Entry System is received by the GSCS Application or
(ii) through GSCS from an account of another participant in GSCS at the time the transaction message confirming delivery into the Account is logged onto GSCS, which time is printed on Bank's confirmation as the GSCS "Receive Time". FRB Securities shall be deemed to have been tendered for delivery out of the Account at the time the transaction message is stamped by FRBNY with its GSCS "Delivery Time" (x) for delivery to another participant on the Book-Entry System or (y) to another participant in GSCS. Bank only guarantees turnaround times within GSCS and is not responsible for delays or processing backlogs on the Book-Entry System or for the Book-Entry System going down. Transaction messages which do not reach Bank within the time frames set forth, regardless of when such transaction messages had been queued by FRBNY for delivery to Bank, are not covered by the turnaround guarantee.

                              Page 108 of 117 Pages

                                   SCHEDULE II

                          SAME-DAY TURNAROUND GUARANTEE
      (MORTGAGE BACKED SECURITIES DIVISION OF THE DEPOSITORY TRUST COMPANY)


         Bank must receive MBS Securities at least two (2) minutes prior to the close of MBS for MBS Securities to be delivered through MBS to accounts outside GSCS. Instructions will be received by Bank and acknowledged by Bank's Communication "Front End" and such instructions will then be sent to the "GSCS Application" to be validated, time stamped and queued for outbound delivery. MBS Securities shall be deemed to have been received by the Account (i) through MBS from another participant of MBS at the time the transaction message confirming delivery to Bank's account at MBS is received by the GSCS Application or (ii) through GSCS from an account of another participant in GSCS at the time the transaction message confirming delivery into the Account is logged onto GSCS, which time is printed on Bank's confirmation as the GSCS "Receive Time". MBS Securities shall be deemed to have been tendered for delivery out of the Account at the time the transaction message is stamped by GSCS with the GSCS "Delivery Time" (x) for delivery to another participant on the MBS system or (y) to another participant in GSCS. Bank only guarantees turnaround times within GSCS and is not responsible for delays or processing backlogs on the MBS system or for the MBS system going down. Transaction messages which do not reach Bank within the time frames set forth, regardless of when such transaction messages had been queued by MBS for delivery to Bank, are not covered by the turnaround guarantee.

                              Page 109 of 117 Pages

                                   SCHEDULE II

                          SAME-DAY TURNAROUND GUARANTEE
         (DEPOSITORY TRUST COMPANY SECURITIES OTHER THAN MBS SECURITIES)


         Same-day turnaround for Depository Trust Company Securities will be subject to the rules, procedures and policies of DTC and subject to such time deadlines as Bank may specify from time to time. Bank shall not be liable hereunder for its failure to complete same-day turnarounds as a result of delays or processing backlogs at any depository.

                              Page 110 of 117 Pages

                                   SCHEDULE II

                          SAME-DAY TURNAROUND GUARANTEE
                          (U.S. DEFINITIVE SECURITIES)


         Bank must receive (as determined below) the Definitive Securities in good deliverable form at least thirty (30) minutes prior to the close of business by Bank for clearing Definitive Securities (for deliveries within the downtown financial district in Manhattan, New York City). Bank shall inform Customer of any changes in the above time. Definitive Securities shall be deemed received by Bank when accepted at the securities cage window, One Wall Street, New York, New York 10286 (or such other place hereafter designated by Bank), which time is stamped on Bank's receipt confirmation. Bank shall be deemed to have tendered delivery of Definitive Securities at the time they are accepted by the other clearing bank, which time is customarily stamped on its receipt form. Bank does not guarantee same-day turnaround of Definitive Securities received hereunder when the delivery of such Definitive Securities by Bank must be accompanied by a Bank check representing accrued interest or other payment, but Bank agrees to use its best efforts to tender for same-day delivery such Definitive Securities.

                              Page 111 of 117 Pages

                                  SCHEDULE III


Schedule III has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                              Page 112 of 117 Pages

                                  FEE SCHEDULE


This Fee Schedule has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


                              Page 113 of 117 Pages

                                    EXHIBIT I

                               SECURITY AGREEMENT


One Wall Street, New York, New York                             August 15, 2002
                                                               -----------------
                                                                    (date)

         FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (the "Bank"), in its discretion, to make loans relating to the clearing of securities or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (the "Debtor"), whether the loans or credit so extended shall be absolute or contingent, the Debtor hereby grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of the Debtor to it under the Securities Clearing Agreement of even date between Bank and Debtor (the "Securities Clearing Agreement") or any other extension of credit by Bank to Debtor, whether due or to become due, secured or unsecured, absolute or contingent, and howsoever or whensoever acquired by the Bank, including interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding of the Debtor (whether or not such interest is an allowable claim in any proceeding and irrespective of the discharge or release of the Debtor in such proceeding) (all of which are referred to collectively as the "Obligations"), a security interest in and a lien upon all property specified in Schedule A hereto, and also including all interest, dividends and other distributions thereon paid and payable in cash or in property, and all replacements and substitutions for, and all accessions and additions to, and all products and proceeds of, all of the foregoing (all of which are referred to as the "Collateral").

         The Debtor hereby agrees to deliver to the Bank whenever called for by it in accordance with the terms of the agreement under which an Obligation arises, such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and the Debtor hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of the Debtor or in which the Debtor may have an interest which is now or may at any time hereafter come into the possession or control of the Bank, or of any third party acting on its behalf, whether for the express purpose of being used by the Bank as collateral security or held in custody or for any other or different purpose, including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf (said additional personal property is also referred to as the "Collateral"). The Debtor hereby authorizes the Bank in its discretion, whether or not the Collateral is deemed by it adequate, following any default (including the passage of any applicable notice and cure periods) by the Debtor in any of the Obligations in accordance with the terms of such Obligation (each a "Default"), to appropriate and apply upon any of the Obligations, any of such property of the Debtor and to charge any of the Obligations against any balance of any account standing to the credit of the Debtor on the books of the Bank.

         Upon a Default by the Debtor, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New York (the "Code") and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or otherwise dispose of Collateral, or of time or place of sale or other disposition, or of redemption or other notice or demand whatsoever to the Debtor, all of which to the extent permitted by law are hereby expressly waived, and without advertisement, sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which the Debtor may have therein. After deducting from the proceeds of any such sale or other disposition of the Collateral all expenses (including, but not limited to, reasonable attorneys' fees and expenses and other expenses as set forth below), the Bank shall apply the remaining proceeds toward the payment of the Obligations, in such order as the Bank shall elect, the Debtor remaining liable for any deficiency remaining unpaid after such application, plus interest thereon, provided, however, that any excess in such proceeds will be returned to the Debtor. If notice of any sale or other disposition is required by law to be given, the Debtor hereby agrees that a notice sent by facsimile or by hand delivery to Debtor's Chief Financial Officer at least five days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. In the event that the Bank is not in possession of any of the Collateral, the Debtor agrees to assemble such Collateral at such place or places as the Bank designates by written notice.

                              Page 114 of 117 Pages

         At any such sale or other disposition (which shall be conducted in a commercially reasonable manner) the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Debtor, which right, to the extent permitted by law, is hereby waived and released.

         Whenever the Bank, in its discretion, believes that circumstances exist that necessitate such action, without any notice to the Debtor and whether or not any of the Obligations are due, it may in its name or in the name of the Debtor, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith may deposit any of the Collateral with any committee or depositary upon such terms as the Bank may in its discretion deem appropriate, and the Debtor does hereby constitute and appoint the Bank the Debtor's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as the Debtor might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify an account debtor or the obligor on any instrument to make payment to it, regardless of whether or not the Debtor had been previously making collections on the Collateral, and the Bank may take control of any proceeds of any of the Collateral. Upon request of the Bank, the Debtor shall receive and hold all proceeds of the Collateral in trust for the Bank and not commingle any collections with any of its own funds and immediately deliver such collections to the Bank.

         The Debtor agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including, but not limited to, reasonable attorneys' fees and expenses and costs of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder, whether or not litigation is commenced, provided, however, that such expenses shall be separate and distinct from, and shall not be construed to modify, any of the Bank's fees for providing services to Debtor pursuant to any other agreement between the Bank and the Debtor nor shall the foregoing be construed to limit any obligation of the Bank with respect to the Collateral that is required by any such agreement.

         The Debtor agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein. The Bank may, in its sole discretion, for any Collateral for which it does not have custody, and to the extent that it believes that circumstances exist which necessitate such action, take possession of such Collateral at any time, either prior to or subsequent to a default under any of the Obligations. The Debtor agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without notice to the Debtor, in its discretion, and for its own benefit, lend, use, transfer or repledge to any third party all or any part of the Collateral by itself or commingled with the property of others, in bulk or otherwise. The Bank may, without notice to the Debtor, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

         Upon a Default by the Debtor, the Bank may, without notice to the Debtor, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

         Calls for Collateral, demand for payment or notice to the Debtor may be given verbally or in writing (which may be transmitted by facsimile) to the Debtor's Chief Financial Officer to by leaving same at the address given below or any other address hereafter filed by the Debtor with the Bank, or by mailing same to such address with the same effect as if delivered personally. Calls for Collateral and any demand for payment shall be effective when given by the Bank.

         With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve, obtain, secure or acquire rights or property against or from any parties, provided, however, that nothing contained herein shall be construed to limit any of the Bank's obligations with respect to the Collateral that is required by any other agreement between the Bank and the Debtor.

                              Page 115 of 117 Pages

         The Debtor authorizes the Bank, at the Debtor's expense, to file one or more financing statements and amendments thereto to perfect the security interests granted herein, without the Debtor's signature thereon, and the Debtor agrees to do, file, record, make, execute and deliver all such acts, deeds, things, agreements, notices, instruments and financing statements as the Bank may request in order to perfect and enforce the rights of the Bank herein.

         If at any time it is necessary in the opinion of counsel to the Bank, that any or all of the securities that may be pledged to the Bank as Collateral (other than FRB Securities or Depository Securities, as those terms are defined in the Securities Clearance Agreement)(the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939, as amended, in order to permit the sale or other disposition of the Pledged Securities, the Debtor shall at the Bank's request and at the expense of the Debtor use its best efforts promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification under such laws and in such jurisdictions and for as long as deemed appropriate by the Bank.

         The Debtor hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank space herein (including any schedule hereto) according to the terms upon which said Obligation was granted.

         This agreement may not be amended orally or by course of dealing, but only by a writing signed by an authorized officer of each of the Debtor and the Bank.

         No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

         Each and every right, remedy and power hereby granted to either party or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the respective party at any time and from time to time.

         This agreement may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

         This agreement shall be construed and interpreted, and all rights and obligations hereunder shall be determined, in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         Unless otherwise defined herein or in the Securities Clearing Agreement or the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

         Every provision of this agreement is intended to be severable; if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         Unless otherwise specified herein, any notice from one party to the other shall be effective only upon receipt by the other party at its respective offices set forth herein or any other address hereafter specified by written notice from one party to the other.

         The Debtor represents and warrants to the Bank that any information furnished to the Bank regarding the Collateral shall be true and correct on the date hereof and is complete in all material respects.

         The Debtor represents and warrants that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that the execution, delivery and performance of this agreement are within the Debtor's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this agreement has the authority to execute and deliver this agreement on behalf of the Debtor.

         THE DEBTOR SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE COUNTY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT SHALL BE LITIGATED ONLY IN SAID COURTS OR IN COURTS LOCATED ELSEWHERE AS THE BANK MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS AND WAIVES PERSONAL SERVICE

                              Page 116 of 117 Pages

UPON IT AND CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

         THE DEBTOR AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


MAXCOR FINANCIAL INC.



By ___________________________________

Name:

Title:

Address:   One New York Plaza, 16th Floor
           New York, New York 10292


--------------------------------------------------------------------------------

                                   SCHEDULE A

                                       TO

                               SECURITY AGREEMENT

                                   EXECUTED BY

                              MAXCOR FINANCIAL INC.
                              ---------------------
                                (Name of Debtor)


Property specifically included as "Collateral" for purposes of the within Security Agreement:


         Any and all Securities and other property held in the Account, as these terms are defined in the Securities Clearing Agreement between the Debtor and the Bank, and any cash balances held in any cash account maintained by the Bank in the name of Debtor in connection therewith.


                              Page 117 of 117 Pages